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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

ENTEROMEDICS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2800 Patton Road St. Paul, Minnesota		55113
(Address of principal executive offices)		(Zip Code)

(651) 634-3003
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On May 22, 2017, EnteroMedics Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), with BarioSurg, Inc., a Delaware corporation ("BarioSurg"), Acorn Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Acorn Subsidiary Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("Sub LLC"), and Dr. Raj Nihalani, solely in his capacity as representative of BarioSurg's stockholders, pursuant to which, among other things, Merger Sub merged with and into BarioSurg, with BarioSurg surviving as a wholly owned subsidiary of the Company (the "Merger"). BarioSurg was subsequently merged with and into Sub LLC, with Sub LLC as the surviving company. The Merger has been approved by the boards of directors of the Company, Merger Sub and BarioSurg, by the sole member of Sub LLC, and by the stockholders of BarioSurg.

        The aggregate merger consideration to be paid by the Company for all of the outstanding shares of capital stock and outstanding options of BarioSurg is: (i) 1.38 million shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock"), (ii) 1.0 million shares of newly created conditional convertible preferred stock, par value $0.01 per share, of the Company ("Company Preferred Stock"), which shares will convert into 5.0 million shares of Company Common Stock subject to and contingent upon the post-closing approval of the Company's stockholders in accordance with the NASDAQ Stock Market Rules, and (iii) $2 million in cash, less the amount of third party expenses paid by the Company on behalf of BarioSurg, as set forth in the Merger Agreement. At the closing of the Merger, 100,018 shares of Company Preferred Stock will be deposited with an escrow agent to fund-post closing indemnification obligations of BarioSurg's former stockholders.

        The shares of Company Common Stock issued at the closing of the Merger represent approximately 10.4% of the total outstanding shares of Company Common Stock immediately following the Merger. Subject to receipt of the required approval of the Company's stockholders, the number of shares of Company Common Stock to be issued upon conversion of the shares of Company Preferred Stock represents approximately 37.6% of the total outstanding shares of Company Common Stock immediately following the Merger, on an as-converted basis. Collectively, the shares of Company Common Stock and Company Preferred Stock (assuming conversion of the Company Preferred Stock into Company Common Stock) to be issued in connection with the Merger will represent approximately 48.0% of the issued and outstanding capital stock of the Company following the Merger, on an as-converted basis. Shares of Company Preferred Stock will be non-voting until the receipt of the required Company stockholder approval.

        Approval by the Company's stockholders was not required in connection with the closing of the Merger and the issuance of shares of Company Common Stock in connection with the Merger. Under the terms of the Merger Agreement, the Company has agreed to use commercially reasonable efforts to call and hold a meeting of the Company's stockholders to obtain the requisite approval for the conversion of the Company Preferred Stock into shares of Company Common Stock, for purposes of the NASDAQ Stock Market Rules, within 120 days after the date of the Merger Agreement and, if such approval is not obtained at that meeting, to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter.

        The foregoing description of the Merger Agreement does not purport to be complete and is subject to, qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the Securities and Exchange Commission (the "SEC"). In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The assertions embodied in the representations and warranties made by BarioSurg in the Merger Agreement are qualified in information contained in disclosure schedules that BarioSurg has delivered to the Company in connection with the signing of the Merger Agreement made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of the Company are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, BarioSurg or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Voting Agreement and Irrevocable Proxy; Employment Agreement; Non-Competition Agreement

        On May 22, 2017, in connection with and as a condition to the execution of the Merger Agreement, the Company and Dr. Raj Nihalani, the founder and Chief Executive Officer of BarioSurg, entered into a voting agreement and irrevocable proxy (the "Voting Agreement") pursuant to which Dr. Nihalani agreed to vote all shares of Company Common Stock he owns after the Merger, including shares of Company Common Stock issued upon conversion of Company Preferred Stock, in accordance with the recommendation of the Board of Directors of the Company. Dr. Nihalani holds approximately 34% of the Company Common Stock immediately after the Merger (assuming conversion of the Company Preferred Stock into Company Common Stock).

        Dr. Nihalani also entered into an employment agreement (the "Employment Agreement") with the Company pursuant to which he will serve as the Company's Chief Technology Officer. The employment agreement provides for an annual base salary of $300,000 and a potential cash incentive payment of up to 32% of annual base salary. Dr. Nihalani also entered into an indemnification agreement with the Company (the "Indemnification Agreement") in substantially the same form as the Company's other executive officers. In connection with the Merger Agreement, the Company and Dr. Nihalani entered into a non-competition agreement pursuant to which Dr. Nihalani agreed, among other things, not to engage in any business activities that are directly related to bariatric surgery medical devices for a period of three-years after the Merger.

        The foregoing description of the Voting Agreement, Employment Agreement, Indemnification Agreement and Non-Competition Agreement does not purport to be complete and is subject to, qualified in its entirety by reference to, the full text of the Voting Agreement, Employment Agreement, Indemnification Agreement and Non-Competition Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this report and are incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

        The information contained in Item 1.01 is incorporated herein by reference. The transactions contemplated by the Merger Agreement, including the Merger, described in Item 1.01 above were completed on May 22, 2017.

Item 3.02    Unregistered Sales of Equity Securities.

        The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Company Common Stock in connection with the Merger was, and the issuance of the Company Preferred Stock in connection with the Merger is expected to be, exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to

Section 4(a)(2) thereof and Regulation D promulgated thereunder, based upon appropriate representations and certifications that the Company has obtained from BarioSurg and its stockholders.

Item 5.01    Changes in Control of the Registrant.

        The information contained in Item 1.01 is incorporated herein by reference. The transactions contemplated by the Merger Agreement may be deemed to be a change of control of the Company because in connection with the Merger (i) Dr. Nihalani will own, or have the right to acquire, approximately 34% of the outstanding shares of Company Common Stock, the Company's largest ownership position immediately after the Merger, assuming conversion of the Company Preferred Stock into Company Common Stock, and (ii) pursuant to the Voting Agreement Dr. Nihalani has agreed to vote his shares of Company Common Stock in accordance with the recommendations of the Board of Directors of the Company. Prior to the consummation of the Merger, Dr. Nihalani did not own any shares of Company Common Stock and the members of the Company's Board of Directors owned in the aggregate approximately 3.4% of the outstanding Company Common Stock.

Item 7.01    Regulation FD Disclosure.

        On May 22, 2017, the Company announced the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

        The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

  The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b)
Pro Forma Financial Information.

  The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(c)
Shell Company Information.

        Not applicable.

(d)
Exhibits.

Exhibit No.		Description
2.1	*	Agreement and Plan of Merger, dated as of May 22, 2017, by and among EnteroMedics Inc., BarioSurg, Inc., Acorn Subsidiary Inc., Acorn Subsidiary Holdings LLC and the Stockholder Representative
10.1		Voting Agreement and Irrevocable Proxy, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani
10.2		Executive Employment Agreement, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani

Exhibit No.	Description
10.3	Form of Indemnification Agreement between EnteroMedics Inc. and each of its Executive Officers and Directors
10.4	Non-Competition and Non-Solicitation Agreement, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani
99.1	Press Release, dated May 23, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this report and will be furnished supplementally to the SEC upon request.

Important Additional Information and Where to Find It

        The Company intends to file a proxy statement and other relevant materials with the SEC to obtain approval from the Company's stockholders of the conversion of the Company Preferred Stock to be issued to BarioSurg's stockholders in connection with the acquisition into shares of Company Common Stock (the "Stockholder Approval"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by the Company with the SEC will be available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from the Company's website at www.enteromedics.com or by writing to: EnteroMedics Inc., 2800 Patton Road, St. Paul, Minnesota 55113, Attention: Investor Relations.

        The Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Stockholder Approval. Information regarding the Company's directors and executive officers is included in the Company's definitive proxy statement for its 2017 annual meeting of stockholders to be held on June 1, 2017, which was filed with the SEC on April 27, 2017.

        Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Stockholder Approval.

Cautionary Statement

        The issuance of the securities in the transactions described in this report have not been registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.
	By:	/s/ SCOTT P. YOUNGSTROM Scott P. Youngstrom Chief Financial Officer and Chief Compliance Officer
Dated: May 23, 2017

 ENTEROMEDICS INC.

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
2.1*	Agreement and Plan of Merger, dated as of May 22, 2017, by and among EnteroMedics Inc., BarioSurg, Inc., Acorn Subsidiary Inc., Acorn Subsidiary Holdings LLC and the Stockholder Representative	Filed herewith
10.1	Voting Agreement and Irrevocable Proxy, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani	Filed herewith
10.2	Executive Employment Agreement, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani	Filed herewith
10.3	Form of Indemnification Agreement between EnteroMedics Inc. and each of its Executive Officers and Directors	Incorporated herein by reference to Exhibit 10.17 to Amendment No. 1 to the Company's Registration Statement on Form S-1 filed on July 6, 2007 (File No. 333-143265)
10.4	Non-Competition and Non-Solicitation Agreement, dated as of May 22, 2017, by and between EnteroMedics Inc. and Dr. Raj Nihalani	Filed herewith
99.1	Press Release, dated May 23, 2017	Furnished herewith

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this report and will be furnished supplementally to the SEC upon request.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.01 Completion of Acquisition or Disposition of Assets.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 5.01 Changes in Control of the Registrant.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
ENTEROMEDICS INC. CURRENT REPORT ON FORM 8-K
Exhibit Index